Exhibit 10.2

Certificate No. __

CONVERTIBLE DEBENTURE

OF

STEVIA FIRST CORP.

ISSUE OF CONVERTIBLE DEBENTURES

OF UP TO US$250,000 PRINCIPAL SUM IN THE AGGREGATE

No. ___	Principal Amount US$250,000

NEITHER THIS DEBENTURE NOR THE SECURITIES INTO WHICH THIS DEBENTURE IS CONVERTIBLE HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “U.S. SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE U.S. SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE U.S. SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS.  HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE U.S. SECURITIES ACT.

CONVERTIBLE DEBENTURE

STEVIA FIRST CORP.
Incorporated under the Laws of the State of Nevada

This Debenture is issued to the Holder as part of a series of concurrent private placements aggregating up to US$250,000 principal amount of convertible debentures being offered by the Corporation as a series of like debentures except as to Principal Sum;

NOW THEREFORE it is hereby covenanted, agreed and declared as follows:

ARTICLE I
INTERPRETATION

1.1

Definitions.  In this Debenture, including the preamble, unless there is something in the subject matter or context inconsistent therewith, the following expressions shall have the following meanings namely:

(a)

"Business Day" means any day other than a Saturday, Sunday, legal holiday or a day on which banking institutions are closed in Vancouver, British Columbia;

(b)

"Common Shares" means the common shares of the Corporation as such shares are constituted on the date hereof;

(c)

"Corporation" means Stevia First Corp., a corporation formed under the laws of the State of Nevada and its successors and assigns;

(d)

"Conversion Notice" has the meaning ascribed to that term in Section 5.1 hereto;

(e)

"Conversion Price" means the price per Debenture Share at which the Principal Sum outstanding under this Debenture shall from time to time be convertible into Common Shares pursuant to a Holder Conversion, being US$0.50 per Debenture Share, subject to adjustment;

(f)

"Debenture Shares" means the common shares of the Corporation issuable upon the due conversion of Debenture into Debenture Shares;

(g)

"this Debenture", the "Debenture", "herein", "hereby", "hereof", "hereto", "hereunder" and similar expressions mean or refer to this convertible, subordinated, secured debenture and any debenture, deed or instrument supplemental or ancillary thereto and any schedules hereto or thereto and not to any particular article, section, subsection, clause, subclause or other portion hereof; the “Debentures” means this Debenture together with all others being part of a series of like debentures except as to principal amount thereof;

(h)

"Event of Default" means any of the events specified in Article 7 hereof;

(i)

"Holder" or "Debentureholder" has the meaning ascribed hereto in Section 2.1 hereto;

(j)

"Maturity Date" means January __, 2015;

(k)

"Offering" means the offering by the Corporation of a maximum of US$250,000 principal amount of all Debentures, issuable in series;

(l)

"person" means an individual, corporation, partnership, unincorporated syndicate, unincorporated organization, trust, trustee, executor, administrator, or other legal representative, or any group or combination thereof;

(m)

"Principal Sum" has the meaning ascribed to that term in Section 2.1 hereof; and

(n)

"Redemption Amount" has the meaning ascribed to that term in Section 2.2 hereof.

1.2

Gender.  Whenever used in this Debenture, words importing the singular number only shall include the plural, and vice versa, and words importing the masculine gender shall include the feminine gender.

1.3

Numbering of Articles, etc.  Unless otherwise stated, a reference herein to a numbered or lettered article, section, subsection, clause, subclause or schedule refers to the article, section, subsection, clause, subclause or schedule bearing that number or letter in this Debenture.

1.4

Day not a Business Day.  In the event that any day on or before which any action is required to be taken hereunder is not a Business Day, then such action shall be required to be taken on or before the requisite time on the next succeeding day that is a Business Day.  If the payment of any amount is deferred for any period, then such period shall be included for purposes of the computation of any interest payable hereunder.

1.5

Computation of Time Period.  Except to the extent otherwise provided herein, in the computation of a period of time from a specified date to a later specified date, the word "from" means "from and including" and the words "to" and "until" each mean "to but excluding".

ARTICLE II
PROMISE TO PAY

2.1

Indebtedness.  The Corporation, for value received, and in consideration of the premises hereby acknowledges itself indebted and promises and covenants to pay to the registered holder hereof for the time being (the "Holder"):

(a)

the principal sum of US$250,000 (the "Principal Sum") outstanding on January __, 2015 (the "Maturity Date") or sooner in accordance with Section 2.2 or upon the occurrence of an Event of Default or upon such other date as specified herein, subject to the reduction of such Principal Sum from time to time upon the exercise of the conversion rights set out in Article V hereof, at the principal office of the Corporation in Yuba City, California;

(b)

interest on any monies owing by the Corporation to the Holder hereunder, all as specifically calculated hereunder; and

(c)

all other monies which may be owing by the Corporation to the Holder pursuant to this Debenture.

2.2

Early Redemption.  The Debenture may be prepaid in whole (but not in part) prior to the Maturity Date at the Corporation’s option at any time after the first anniversary of the date hereof, on not more than sixty (60) and not less than thirty (30) days’ prior written notice, for an amount equal to the sum of the following: (i) the Principal Sum, and (ii) accrued and unpaid interest to the date fixed for early redemption (the "Redemption Date") (the sum of (i) and (ii)  being the "Redemption Amount")), provided that the weighted average trading price of the Corporation’s Common Shares on the OTCBB; provided further, that, if such security is not listed or admitted to trading on the OTCBB, as reported on the principal national security exchange or quotation system on which such security is quoted or listed or admitted to trading, for the 20 consecutive trading days ending the date that is five days prior to the date such written notice is given is greater than US$1.00 per Common Share.

Notice of redemption shall be sent to the Holder not less than thirty (30) days prior to the Redemption Date and shall state:

(a)

the Redemption Date; and

(b)

the place where this Debenture is to be surrendered for payment of the Redemption Amount thereof.

Notice of redemption having been given as aforesaid, the Debentures (including this Debenture) shall, on the Redemption Date, become due and payable at the principal amount thereof and on and after such date such Debentures shall only bear interest if the Corporation shall default in the payment of the Redemption Amount on the Redemption Date.  Upon surrender of any such Debentures for redemption in accordance with such notice, such Debentures shall be paid by the Corporation.  In addition, and for greater certainty, until this Debenture has been redeemed in accordance with this Section 2.2, the Holder retains the right to convert the Principal Sum to Debenture Shares in accordance with Article V hereof.

ARTICLE III
INTEREST

3.1

Calculation and Payment of Interest, etc.  The Corporation shall pay interest on the Principal Sum at the rate of (six) 6% per annum, calculated and payable semi-annually in arrears (less any tax required by law to be deducted).  Interest payable under this Debenture shall be paid on the last day of the months of June and December of each year.  The first interest payment date shall be June 30, 2012, in respect of interest accrued from the date hereof.  Except as provided herein, all interest due on this Debenture will be payable by the Corporation, at its election, in either cash or Debenture Shares, at the Conversion Price.

3.2

Overdue Interest.  All interest payable hereunder on becoming overdue shall be forthwith treated, as to the payment of interest thereon, as principal and thereafter shall bear interest calculated at the same rate and in the same manner as if it were principal.  Overdue interest shall be payable forthwith without demand by the Holder.  Any interest amount added to the Principal Sum by operation of this section may only be converted into Common Shares upon receipt of all regulatory approvals, if required, which approvals may or may not be granted and if not granted, such additional interest amount will only be payable in cash.

3.3

No Merger In Judgement.  The covenant of the Corporation to pay interest at the rate provided herein shall not merge in any judgement in respect of any obligation of the Corporation hereunder and such judgement shall bear interest in the manner set out in this Article 3 and be payable on the same days when interest (whether hereunder or otherwise) is payable hereunder.

ARTICLE IV
SERIES OF DEBENTURES

4.1

Series.  This Debenture is one of a series of like debentures except as to principal amount, of the Corporation issued and to be issued for securing a principal sum not exceeding in the aggregate of US$250,000 all bearing interest at the rate and in the manner provided in

Articles 2 and 3 hereof.  All Debentures of the said series are to rank pari passu without any preference or priority one over another.

ARTICLE V
CONVERSION OF DEBENTURE

5.1

Conversion.  The Holder may, at its election, upon surrender (either in person, by mail (postage prepaid) or other means of delivery) of this Debenture along with a completed notice of conversion (the "Conversion Notice") in the form attached hereto as Schedule "A" at the principal office of the Corporation in Yuba City, California, USA at any time prior to the close of business on the earlier of (a) the Redemption Date; and (b) the Maturity Date convert that portion of the Principal Sum so surrendered into Debenture Shares (without adjustment for interest accrued but unpaid hereon or for dividends on Common Shares issuable upon conversion) ("Holder Conversion").  Debentures may be converted on or prior to the Maturity Date or the Redemption Date, as the case may be, at a conversion price equal to the Conversion Price per Debenture Share.  The delivery of the Conversion Notice duly executed by the Holder and the surrender of the Debenture shall be deemed to constitute a contract between the Holder and the Corporation whereby (i) the Holder subscribes for the number of Debenture Shares which he shall be entitled to receive upon such Holder Conversion, (ii) the Holder releases the Corporation from all liability thereon or from all liability with respect to the portion of the Principal Sum thereof to be converted, as the case may be, and (iii) the Corporation agrees that the surrender of the Debenture for Holder Conversion constitutes full payment of the subscription price for the Debenture Shares issuable on such Holder Conversion and that the Debenture Shares will be issued as fully paid and non-assessable Common Shares in the capital of the Corporation.

As promptly as possible after receipt of the Conversion Notice and the Debenture but subject to Section 5.4 hereto, the Corporation shall issue or cause to be issued and deliver or cause to be delivered to the Holder a certificate or certificates in the name or names of the person or persons specified in the Conversion Notice for the number of Debenture Shares deliverable upon the Holder Conversion. Upon completion of the conversion transaction, the rights of the Holder to receive, in respect of the amount hereof so converted, the Principal Sum and interest thereon, shall cease and the Holder or the other person or persons in whose name or names any certificate or certificates for Common Shares shall be deliverable upon such Holder Conversion shall be deemed to have become on such date the holder or holders of record of such Common Shares represented thereby.  Interest will be payable on the Principal Sum up to the date of Holder Conversion.

In the event that only a portion of the Principal Sum is subject to Holder Conversion, the Holder will be entitled to receive a replacement Debenture representing the Principal Sum not subject to Holder Conversion on the same terms and provisions contained herein.  In this event, interest shall continue to be payable on the remainder of the Principal Sum.

5.2

Payment of Principal Sum and Interest in Common Shares.  Subject to receipt of all regulatory approvals, if required:

(a)

the Holder will have the option to elect to convert the Principal Sum and all accrued and unpaid interest due at the time of conversion into Debenture Shares, instead of only converting the Principal Sum or portion thereof; and

(b)

the Corporation will have the right to elect to pay the Principal Sum and all accrued and unpaid interest due at redemption or maturity of the Debentures represented hereby in Debenture Shares in lieu of cash, provided that no Event of Default has occurred and is continuing.  In order for the Corporation to exercise such right, the Corporation shall provide the Holder with a notice of its election thereof not more than 60 days and not less than 30 days from the date fixed for redemption or maturity, as the case may be.  The issue price of each Debenture Share issued in connection with an election pursuant to this Section 5.2 shall be US$0.50 per Debenture Share.

5.3

Adjustment.

(a)

If and whenever the Corporation shall (i) subdivide or redivide the outstanding Common Shares into a greater number of Common Shares; (ii) reduce, combine or consolidate the outstanding Common Shares into a smaller number of Common Shares; (iii) issue any Common Shares to the holders of all or substantially all of the outstanding Common Shares by way of a stock dividend, the number of Common Shares which may be acquired pursuant to this Article 5 on and at any time after the effective date of such subdivision, redivision, reduction, combination or consolidation or on the record date for such issue of Common Shares by way of a stock dividend, as the case may be, shall be increased, in the case of the events referred to in (i) and (iii) above, in the proportion which the number of Common Shares outstanding before such subdivision, redivision or dividend bears to the number of Common Shares outstanding after such subdivision, redivision or dividend, or shall be decreased, in the case of the events referred to in (ii) above, in the proportion which the number of Common Shares outstanding before such reduction, combination, or consolidation bears to the number of Common Shares outstanding after such reduction, combination or consolidation and in each case the price at which the Holder Conversion or Redemption shall occur will be adjusted to reflect the change in the number of Debenture Shares that become issuable under this Article 5.  Any issue of Common Shares by way of a stock dividend shall be deemed to have been made on the record date fixed for such stock dividend for the purpose of calculating the number of outstanding Common Shares under this Section 5.3(a) or Section 5.3(c).

(b)

In the case of any reclassification of, or other change in, the outstanding Common Shares other than a subdivision, redivision, reduction, combination or consolidation, the Holder shall be entitled to receive upon conversion pursuant to Article 5, and shall accept in lieu of the number of Debenture Shares to which it was theretofore entitled upon such conversion, the kind and amount of shares and other securities or property which the Holder would have been entitled to receive as a result of such reclassification if, on the effective date thereof, it had been the registered holder of the number of Common Shares under the Debenture Shares to which it was theretofore entitled upon conversion.  If necessary, appropriate adjustments shall be made in the application of the provisions set forth in this Article 5 with respect to the rights and interests thereafter of the Holder to the end that the provisions set forth in this Article 5 shall thereafter correspondingly be made applicable as nearly as may be possible in relation to any shares or other securities or property thereafter deliverable upon the conversion of any Debenture.  Any such adjustments shall be made by and set forth in a supplemental certificate approved by the directors of the Corporation and shall for all purposes be conclusively deemed to be an appropriate adjustment, after reasonable consultation with the Holder.

(c)

If and whenever the Corporation shall issue or distribute to all or substantially all the holders of Common Shares (i) shares of the Corporation of any class; (ii) rights, options or warrants (that shall not have expired unexercised, unconverted or unexchanged at the time a Holder converts any Debenture, in whole or in part); (iii) evidences of indebtedness; or (iv) any other assets or securities and if such issuance or distribution does not result in an adjustment as provided for in Section 5.3(a) or Section 5.3(b), the price at which the Principal Amount may be converted into Common Shares pursuant to Article 5 shall be adjusted effective immediately before the record date at which the holders of Common Shares are determined for purposes of any such issuance or distribution as aforesaid in such manner as the directors of the Corporation determine to be appropriate on a basis consistent with this Section 5.3.

(d)

If, at any time, the Holder exercises its conversion rights before the record date and before the occurrence of an event, for which this Section 5.3 requires that an adjustment shall become effective immediately before the record date for such event, the Corporation may defer issuing to the Holder the additional Common Shares issuable upon such conversion, by reason of the adjustment required by such event, until the occurrence of such event.  In the event of such an adjustment, the Corporation shall deliver to the Holder an appropriate instrument evidencing the Holder's right to receive such additional Debenture Shares upon the occurrence of the event requiring such adjustment and the right to receive any distributions made on such additional Common Shares under the Debenture Shares declared in favour of the holders of Common Shares on and before the date of conversion or such later date as such holder would, but for the provisions of this Section 5.3, have become the holder of record of such additional Common Shares.

(e)

If a dispute shall at any time arise with respect to adjustments of the Conversion Price or the number of Debenture Shares issuable upon the conversion of this Debenture, such disputes shall be conclusively determined by the auditors of the Corporation or if they are unable or unwilling to act, by such other firm of independent chartered accountants accredited by the Public Company Accounting Oversight Board as may be selected by the directors and any such determination shall be conclusive evidence of the correctness of any adjustment made pursuant to Subsection 5.3 hereof and shall be binding upon the Corporation and the Holder.

5.4

No Fractional Common Shares.  Notwithstanding anything herein contained, the Corporation shall in no case be required to issue fractional Common Shares/Debenture Shares or to pay any cash adjustment in lieu of any fractional Common Share/Debenture Share upon the conversion of the Debenture.  Any fractions will be rounded to the nearest whole number with fractions of one-half or greater being rounded to the next higher whole number and fractions of less than one-half being rounded to the next lower whole number.

5.5

Reservation of Common Shares.  The Corporation shall at all times while the Debenture remains convertible into Debenture Shares as herein provided, reserve and keep available out of its authorized but unissued share capital, for the purpose of effecting the conversion of the Debenture, such number of Common Shares as shall from time to time be sufficient to effect the conversion of the Debenture.

ARTICLE VI

SUBORDINATED CHARGE

6.1

Subordinated Charge.  This Debenture shall be a fixed charge security on the assets of the Corporation, subordinate to commercial borrowing by the Corporation with banks or other major lending institutions.  The Holder shall provide the Corporation with such subordination instruments as a commercial lender may reasonably require from time to time.

ARTICLE VII
DEFAULT

7.1

Acceleration of Maturity on Default.  Upon the happening of any one or more of the following events (herein sometimes called "Events of Default") namely:

(a)

if the Corporation does not pay when due any principal, interest or other amount payable by it under the Debenture at the place and in the currency in which such amount is expressed to be payable;

(b)

if the Corporation makes a general assignment for the benefit of creditors; or any proceeding is instituted by it seeking relief as debtor, or to adjudicate it a bankrupt or insolvent, or seeking liquidation, winding-up, reorganization, arrangement, adjustment or composition of it or its debts or for an order for similar relief under any law relating to bankruptcy, insolvency, reorganization or relief of debtors (including under any statutes relating to the incorporation of companies) or seeking appointment of a receiver or trustee, or other similar official for it or for any substantial part of its properties or assets; or any corporate or partnership action is taken to authorize any of the actions referred to in this Section 7.1(b);

(c)

if any proceedings are instituted against the Corporation seeking to adjudicate it a bankrupt or insolvent, or seeking liquidation, winding-up, reorganization, arrangement, adjustment or composition of it or its debts or an order for similar relief under any law relating to bankruptcy, insolvency, reorganization or relief of debtors (including under any statutes relating to the incorporation of companies) or seeking appointment of a receiver, trustee or other similar official for it or for any substantial part of its properties or assets;

(d)

if any proceedings with respect to the Corporation are commenced under Chapter 11 of the Bankruptcy Code; and

(e)

if the Corporation takes any corporate proceedings for its dissolution, liquidation or if the corporate existence of the Corporation shall be terminated by expiration, forfeiture or otherwise, or if the Corporation ceases or threatens to cease, to carry on all or a substantial part of its business;

then in each and every such event, the Principal Sum and interest on the Debenture shall forthwith become immediately due and payable to the Holder, anything herein contained to the contrary notwithstanding, and the Corporation shall forthwith pay to the Holder of the Debenture the amount of the Principal Sum and interest then accrued but unpaid on the Debenture and all other moneys payable under the provisions hereof together with interest at the rate of interest borne by the Debenture on such Principal Sum and interest from the date of the said Event of Default until payment is received by the Holder, and any moneys so received by the Holder shall be applied in the manner provided in Section 9.1.

7.2

Waiver of Company's Rights.  To the full extent that it may lawfully do so, the Corporation for itself and its successors and assigns hereby waives and disclaims any benefit of, and shall not have or assert any right under, any statute or rule of law pertaining to the marshaling of assets, discussion, division or other matter whatever, to defeat, reduce or affect the rights of the Holder under the terms of this Debenture.

ARTICLE VIII
WAIVER

8.1

Waiver.  The Holder may waive any breach of any of the provisions contained in this Debenture or any default by the Corporation in the observance or performance of any covenant, condition or obligation required to be observed or performed by it under the terms of this Debenture.  No waiver, consent, act or omission by the Holder shall extend to or be taken in any manner whatsoever to affect any other or subsequent breach or default or the rights resulting therefrom and no waiver or consent by the Holder shall bind the Holder unless it is in writing.  The inspection or approval by the Holder of any document or matter or thing done by the Corporation shall not be deemed to be a warranty or holding out of the adequacy, effectiveness, validity or binding effect of such document, matter or thing or a waiver of the Corporation's obligations.

ARTICLE IX
OTHER RIGHTS OF THE HOLDER

9.1

Rights of Set-Off.  The Corporation acknowledges and agrees that the Principal Sum and the other obligations hereunder shall be paid, satisfied and discharged to the Holder without regard to such dealings as may from time to time occur as between any one or more of the Holder, the Corporation and any other person and without regard to such equities or rights of set-off or counterclaim which may from time to time exist between any one or more of the Holder, the Corporation or any other person, and that the Principal Sum and other obligations hereof shall be paid without regard to any equities between the Corporation and the Holder hereof or any set-off or cross-claims and the receipt of the Holder for the payment of the Principal Sum will be a good discharge to the Corporation in respect thereof.

9.2

No Merger.  Neither the taking of any judgement nor the exercise of any rights hereunder shall operate to extinguish the obligation of the Corporation to pay the monies under this Debenture and shall not operate as a merger of any covenant in this Debenture, and the acceptance of any payment shall not constitute or create a novation, and the taking of a judgement or judgements under a covenant herein contained shall not operate as a merger of those covenants and affect the Holder's right to interest under this Debenture.

ARTICLE X
ADMINISTRATIVE PROVISIONS

10.1

Transfer of Debentures.  The Corporation will keep a register of Debentures at its office in Yuba City, California, USA with addresses and descriptions of the Holder and the registered holders of all other Debentures of this issue and particulars of the Debentures held by them respectively.  This Debenture may be transferred only by transfer in writing in the form attached hereto as Schedule "B", and will only be effective as regards the Corporation when delivered at the executive office of the Corporation in Yuba City, California, USA accompanied by this Debenture together with such evidence of identity or title as the Corporation may reasonably require and evidence that the transferee has agreed to be bound by a pari passu sharing agreement amongst the Holders of this series of debentures and upon payment of all applicable transfer taxes.  Thereupon, the Corporation will record such transfer on its books and issue a new debenture to the transferee in exchange for this Debenture.  The charge contained in such new debenture shall rank in all respects rateably with the charge contained in the debentures originally issued and forming the said series, and such new debentures shall for all purposes be taken and be deemed to be a debenture forming part of the said series.

10.2

Registered Holders.  The person in whose name this Debenture shall be registered shall be deemed and regarded as the owner and holder hereof for all purposes, and the payment to and/or receipt of any Holder for any Principal Sum or interest hereby secured shall be a good discharge of the Corporation for the same, and the Corporation shall not be bound to enter in the register notice of any trust or to enquire into the title of any Holder or to recognize any trust or equity affecting the title hereof save as ordered by some court of competent jurisdiction or as required by statute.

ARTICLE XI
MISCELLANEOUS

11.1

Time.  Time shall be of the essence of this Debenture.

11.2

Governing Law.  This Debenture shall be subject to, governed by and construed in accordance with the laws of the State of Nevada and the Federal laws of the United States of America as applicable therein, and the Investor hereby irrevocably attorns to the jurisdiction of the Courts situate therein.

11.3

Severability.  If any one or more of the provisions or parts thereof contained in this Debenture should be or become invalid, illegal or unenforceable, the remaining provisions or parts thereof contained herein shall be and shall be conclusively deemed to be, severable therefrom and the validity, legality or enforceability of such remaining provisions or parts thereof shall not in any way be affected or impaired by the severance of the provisions or parts thereof severed.

11.4

Headings.  The headings of the articles, sections, subsections and clauses of this Debenture have been inserted for convenience and reference only and do not define, limit, alter or enlarge the meaning of any provision of this Debenture.

11.5

Binding Effect.  This Debenture and all of its provisions shall enure to the benefit of the Holder, its successors and assigns, and shall be binding upon the Corporation and its successors and permitted assigns.  The expression the "Holder" as used herein shall include the Holder's assigns whether immediate or derivative.

ARTICLE XII
NOTICE

12.1

Notices.  Any notice required or permitted to be given under any of this Debenture or any tender or delivery of documents may be given by personal delivery or by facsimile transmission to the parties at the following addresses:

(a)

to the Holder at:

_________________________________

_________________________________

_________________________________

(b)

to the Corporation at:

Stevia First Corp.

862 Murray Ct.

Yuba City, California

USA  95991

Attention:  Robert Brooke

Email:  brooke@steviafirst.com

With a  copy to:

McMillan LLP

Lawyers - Patent & Trade-mark Agents

Royal Centre, 1055 W. Georgia St., Suite #1500

P.O. Box 11117

Vancouver, BC

Canada  V6E 4N7

Attention:  Michael Shannon

Telecopier:  604.893.2381

Any notice or delivery shall be given as herein provided or to such other addresses or telecopier number or in care of such other person as a party may from time to time advise by notice in writing as aforesaid.  The date of receipt of such notice or delivery shall be the date of actual delivery to the address specified if delivered or the date of actual transmission to the telecopier number if telecopied, unless such date is not a Business Day, in which event the date of receipt shall be the next Business Day immediately following the date of such delivery or transmission.

IN WITNESS WHEREOF the Corporation has duly executed these presents as of January __, 2012 by its duly authorized officer.

STEVIA FIRST CORP.
Per:	/s/ Robert Brooke Name: ROBERT BROOKE Title: Chief Executive Officer

SCHEDULE "A"

CONVERSION FORM

TO:

STEVIA FIRST CORP. (the "Corporation")

The undersigned registered holder of the convertible debenture (the "Debenture") represented by the within certificate hereby subscribes for Debenture Shares of the Corporation pursuant to the within Debenture certificate on the terms specified in the within Debenture certificate, to the extent of $______________ of Principal Sum and $____________ of accrued but unpaid interest, which certificate is hereby tendered to the Corporation and which will, upon due issuance of the Debenture Shares aforesaid and, if required, any replacement certificate for any portion of the Debenture not converted, be null and void.

The Debenture Shares subscribed for will be issued as set forth below and will be mailed to the address set forth below.

DATED this _____ day of _____________________, 20___.

If subscriber is a corporation:
By:
Name:
Title:

If subscriber is an individual:

Witness	Signature of Subscriber

Signature guaranteed:

The signature must be guaranteed by a bank or a member of a recognized stock exchange or other entity acceptable to the Corporation’s transfer agent.

Print below the name and address in full of the Person in whose name the Debenture Shares subscribed for are to be issued.  If the Debenture Shares subscribed for are to be issued to more than one person, similar information must be provided for each person, as well as the number of Debenture Shares to be issued to each.  (If any of the Debenture Shares are to be issued to a person or persons other than the holder of the within Debenture certificate, the holder must pay to the Corporation all requisite taxes.)

Name:
Address:

Social Security Number/County ID number	Postal Code

SCHEDULE "B"

TRANSFER FORM

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers to

       (name of transferee) US$         (indicate principal amount of debentures being transferred) principal amount of the convertible debenture of Stevia First Corp. represented by certificate(s) no.      (indicate number(s) of certificate(s) being transferred) and irrevocably constitutes and appoints              (indicate name of transferee) attorney to transfer such debenture(s) on the securities register of Stevia First Corp., with full power of substitution.

DATED:

IF TRANSFEROR IS A CORPORATION:

By:
Name:
Title:

If transferor is an individual:

Witness	Signature of Transferor

Signature guaranteed:

The signature must be guaranteed by a bank or a member of a recognized stock exchange or other entity acceptable to the Corporation’s transfer agent.